Exhibit 99.1

MULTIPAY S.A.S.

Financial statements as of December 31, 2014 and 2013

EXTERNAL AUDITOR’S REPORT

To the Stockholders of

MULTYPAY S.A.S:

I have audited the accompanying financial statements of MULTYPAY S.A.S, which include the statement of financial position as of December 31, 2014 and 2013, and the profits and losses statements, and of cash flows for the periods those ended, and a summary of the significant accounting policies, as well as other explanatory notes.

Management is responsible for the preparation and accurate presentation of these financial statements in accordance with Accounting Standards accepted in the United States (USGAAP). This responsibility includes: designing, implementing, and keeping an adequate internal control system for the preparation and presentation of financial statements free of material misstatements, whether due to fraud or error; selecting and applying the appropriate accounting policies; as well as making reasonable accounting estimates under the circumstances.

My responsibility is to express an opinion on those financial statements, based upon ours audits. I obtained the information necessary to comply with my functions and conduct my work in accordance with auditing standards generally accepted in Colombia. These standards require that I plan and conduct the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit of the financial statements includes examining, on a test basis, the evidence supporting the figures and disclosures in the financial statements. The audit procedures selected depend upon the professional judgment of the auditor, including his assessment of the risks of significant errors in the financial statements. In the risk assessment, the auditor considers the internal control of the Company that is relevant for the preparation and reasonable presentation of the financial statements, with the purpose of designing audit procedures appropriate under the circumstances. An audit also includes, assessing the accounting principles used and significant accounting estimates made by Management, as well as evaluating the general presentation of the financial statements. I consider that my audit provides a reasonable basis to express our opinion.

In my opinion, the aforementioned financial statements, present fairly, in all material respect, the financial position of MultyPay S.A.S as of December 31, 2014 and 2013, the results of its operations and the cash flows for the periods those ended, in conformity with Accounting Standards accepted in the United States (USGAAP)

/s/ NELSON RINCON ANGEL

NELSON RINCON ANGEL

T.P. 43081-T

December 6,2016

MULTIPAY S.A.S.

BALANCE SHEET

AS OF DECEMBER 31, 2014 AND 2013

(Amounts stated in dollars)

	2014	2013
ASSETS
Current assets

Cash (Note 3)	$2,871	$3,561
Accounts Receivable (Note 4)	205,863	158,418
Accounts Receivable with related parties	-	788

Total Current Assets	208,734	162,768

Non-Current Assets

Equipment, net (Note 5)	22,041	30,820
Intangibles (Note 6)	572,944	789,384
Other assets	-	639

Total Non-Current Assets	594,984	820,843

TOTAL ASSETS	$803,718	$983,611

MULTIPAY S.A.S.

BALANCE SHEET

AS OF DECEMBER 31, 2014 AND 2013

(Amounts stated in dollars)

	2014	2013
LIABILITIES

Current Liabilities
Financial obligations (Note 7)	$496,715	$582,478
Suppliers (Note 8)	38,123	6,645
Accounts payable (Note 9)	119,723	45,819
Loans to related parties (Note 10)	334,136	197,913
Taxes, encumbrances and rates (Note 11)	68,019	76,713
Labor obligations (Note 12)	22,255	8,491
Accrued liabilities and provisions (Note 13)	26,142	27,523
Other liabilities (Note 14)	13,512	3,991

Total current liabilities	1,118,625	949,572

Long-Term Liabilities

Financial obligations (Note 7)	-	-

Total liabilities	$1,118,625	$949,572

STOCKHOLDERS' EQUITY (DEFICIT)

Capital stock	$1,385,728	$1,720,598
Reserves	5,413	6,721
Retained Earnings	(1,363,727)	(1,208,441)
Results for the period	(342,321)	(484,839)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(314,907)	34,039

TOTAL LIABILITIES AND STOCKHOLDERS (DEFICIT)	$803,718	$983,611

MULTIPAY S.A.S.

STATEMENT OF OPERATIONS AND OTHER COMPREHENSIVE RESULTS

AS OF DECEMBER 31, 2014 AND 2013

(Amounts stated in dollars)

	2014	2013

Operating revenues (Note 15)	$765,135	S 1,301,528

Returns and sales discounts (Note 15)	(32,998)	(200,461)

Net sales	732,137	1,101,067

Cost of operation and sales (Note 16)	(445,779)	(717,711)

Gross profit	286,358	383,357

Administration expenses (Note 17)	427,447	599,153
Sales expenses (Note 17)	50,019	65,253

Operating profit	(191,107)	(281,049)

Other revenues	2,602	9,541
Other disbursements	(153,815)	(203,297)

Profit before taxes	(342,321)	(474,805)

Income tax provision	-	(10,034)

Loss for the period	$(342,321)	$(484,839)

OTHER COMPREHENSIVE RESULTS

Other comprehensive income or (deficit)	-	-

Results for the period and other comprehensive results	$(342,321)	$(484,839)

MULTIPAY S.A.S.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD BETWEEN JANUARY 1 AND APRIL 6, 2015

	Capital	Reserves	Retained Earnings	Results for the period	Total Equity (deficit)

BALANCES AS OF DECEMBER 31, 2012	$1,618,568	$4,867	$(1,123,984)	$(217,255)	$282,196

Transfer to retained earnings	-		(217,255)	217,255	-
Increase in equity	235,257	-	-	-	235,257
Results for the period				(484,839)	(484,839)
Adjustment in conversion	(133,227)	1,854	132,798	-	1,425

BALANCES AS OF DECEMBER 31, 2013	$1,720,598	$6,721	$(1,208,441)	$(484,839)	$34,039

Transfer to retained earnings	-		(484,839)	484,839	-
Adjustment of prior periods	-	-	-	-	-
Loss for the period				(342,321)	(342,321)
Adjustment in conversion	(334,870)	(1,308)	329,553	-	(6,625)

BALANCES AS OF DECEMBER 31, 2014	1,385,728	5,413	(1,363,727)	(342,321)	(314,907)

MULTIPAY S.A.S.

STATEMENT OF CASH FLOWS

AS OF DECEMBER 31, 2014 AND 2013

(Amounts stated in dollars)

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss for the period	$(342,321)	$(484,839)
Adjustments to reconcile loss with the net cash used in operating activities:
Depreciation	-	-
Income tax provisions	-	-
	(342,321)	(484,839)

Net changes in operating assets and liabilities:
Inventory decrease	-	-
Decrease in accounts receivable	(78,277)	59,864
Accounts Receivable with related parties	635	71,870
Decrease in inventories	-	-
Decrease in intangibles	62,807	(8,805)
Other assets	515	(639)
Increase in suppliers	32,772	(28,918)
Increase in accounts payable	82,821	(184,755)
Increase in taxes, encumbrances and rates	6,236	54,555
Decrease in labor obligations	15,416	3,561
Increase in accrued liabilities and provisions	3,975	8,281
Increase in other liabilities	10,298	(9,446)

Total net cash flows provided by operating activities	137,199	(34,432)

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in equipment	2,781	12,570

Total net cash flows provided by investing activities	2,781	12,570

CASH FLOWS FROM FINANCING ACTIVITIES:

Decrease in financial obligations	27,601	213,356
Loans to related parties	174,742	35,343
Decrease in equity	-	259,910

Total net cash flows provided by financing activities	202,344	508,609

NET DECREASE IN CASH	3	1,908

CASH AT THE BEGINNING OF THE YEAR	2,868	1,653

CASH AT THE END OF THE YEAR	2,871	3,561

MULTIPAY S.A.S.

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013

(Amounts stated in dollars)

1.	ECONOMIC ENTITY

MULTIPAY S.A., is a Colombian joint-stock company incorporated on December 02, 2008 through a private document, registered before the Chamber of Commerce of Bogota, D.C. on December 09, 2008 under No. 01260897 of Book IX. Its term goes until December 02, 2038.

The main corporate purpose of the Company is the integration and supply of solutions and the provision of e-commerce services and data and information processing, including the processing of transactions and payments made by means of electronic means through the different communication channels, as well as the collection and distribution operations through the very same means; the provision of administrative, economic, and technical advisory and consulting services in the IT and communications area, including the strategic planning, design and management of transactional networks, e-commerce and e-payment systems, and information systems in general; creation, design, development, implementation, installation, distribution, editing, maintenance, support and commercialization of information systems and programs (software), to be used in office equipment, computers, mobile devices, communications and telematics equipment, electronic equipment, and the like.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Presentation of financial statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (USGAAP) and the functional currency is the Colombian peso. The financial statements were restated in US dollars using the market representative rate at the close of each year.

b. Operations carried out in Foreign Currency

All transactions carried out in currencies other than the Colombian peso are presented using the market representative exchange rates in force and effect on the dates of the operations. Balances in currencies other than the Colombian peso are updated according to the exchange rate in force at exercise closing. The exchange gains or losses of operations denominated in currencies other than the Colombian peso, together with the corresponding related hedging effects, are included in the statement of profits and losses.

c. Use of accounting estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America require Management to make estimates and assumptions that affect the amounts presented for assets and liabilities as of the balance sheet date, as well as the amounts presented as revenues and expenses during the corresponding period. The most significant estimates related to the preparation of financial statements of MultiPay relate to the allowance for doubtful accounts, and tax provisions, among others. Management considers that these estimates are adequate. Actual results might differ from those estimates.

d. Cash and cash equivalents

Cash equivalents are defined as cash on hand, banks and short-term deposits in banks. With an original maturity of three or less months.

e. Equipment

Equipment is presented at cost less accrued depreciation. Maintenance and repair expenses are imputed to operations as incurred. Depreciation is calculated using the straight-line method and it is charged to operations during the estimated useful life of the assets.

The useful lives of the assets are as follows:

- Office equipment, 10 years

- Computer and communications equipment, 5 years

f. Intangibles

The intangibles correspond to software formed for its own use, through which services related to the corporate purpose are rendered. In this respect, the Company capitalized the improvements made to the software up until 2014. The amortization is calculated through the straight-line method and it is charged to operations during the estimated useful life of the asset, which in this case is ten (10) years.

g. Labor obligations

This liability corresponds to the obligations that the Company has on account of the social benefits with its employees.

h. Income tax provision

The Company determines the income tax and income tax for equity (CREE) provisions based upon the taxable income or the presumptive income, whichever is greater, estimated at rates specified in the tax law; further, it records as deferred income tax the effect of the temporary difference between books and taxes in the treatment of certain items, provided that there is a reasonable expectation that those differences shall revert.

3.	CASH AND CASH EQUIVALENTS

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
General Cash	$648	$-
Petty cash	229	252
Banks	1,994	3,309
	$2,871	$3,561

4.	ACCOUNTS RECEIVABLE

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Clients	$140,404	$92,640
Advanced payments and advances	3,987	1,401
Deposits	-	-
Prepaid taxes	61,472	64,377
	$205,863	$158,418

5.	EQUIPMENT

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Furniture and fixtures	$21,110	$33,867
Computer and communications equipment	43,980	33,107
Accrued depreciation	(43,049)	(36,154)
	$22,041	$30,820

6.	INTANGIBLES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Software	$572,944	$789,384
	$572,944	$789,384

7.	FINANCIAL OBLIGATIONS

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Promissory notes	$-	$1,380
Bank overdrafts	281,323	255,592
Other obligations	215,392	325,505

	496,715	582,478

Long-term promissory notes	-	-

	$496,715	$582,478

8.	SUPPLIERS

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Supplires	$38,123	$6,645
	$38,123	$6,645

9.	ACCOUNTS PAYABLE

As of December 31, 2014 and 2013 this account included the following:

	2014	2013

Costs and expenses payable	$93,479	$23,413
Withholding taxes	12,320	10,872
Value Added Tax withheld	3	-
Industry and Commerce Tax withheld	1	6
Payroll withholdings and contributions	7,108	6,434
Sundry creditors	6,813	5,093
Other accounts payable	-	-

	$119,723	$45,819

10.	LOANS TO RELATED PARTIES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013

Loans with stockholders	$334,136	$197,913
	$334,136	$197,913

The amount corresponds to stockholders’ loans with the purpose that the Company had cash flow to comply with the contractual obligations, especially the payment of payroll, labor obligations and other liabilities.

11.	TAXES. ENCUMBRANCES AND RATES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013

Value Added Tax payable	$60,350	$70,646
Industry and Commerce Tax payable	7,669	6,067

	$68,019	$76,713

12.	LABOR OBLIGATIONS

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Salaries payable	$-	$-
Consolidated severance pay	9,276	-
Consolidated vacations	12,979	8,491

	$22,255	$8,491

13.	ACCRUED LIABILITIES AND PROVISIONS

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Accrued liabilities and provisions	$26,142	$27,523
Income tax	-	-

	$26,142	$27,523

14.	OTHER LIABILITIES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Advanced payments and advances received	$13,512	$3,991

	$13,512	$3,991

15.	STOCKHOLDERS (DEFICIT)

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Subscribed and paid-in capital	$1,385,728	$1,720,598
Reserves	5,413	6,721
Retained Earnings	(1,363,727)	(1,208,441)
Results for the period	(342,321)	(484,839)

	$314,907	$34,039

16.	REVENUES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Wholesale and retail trade	$201,211	$58,277
Real estate, enterprise and rental activities	563,924	1,243,250
Returns, rebates, and discounts in sales	(32,998)	(200,461)
	732,137	1,101,067
Non-operating	2,602	9,541

	$734,738	$1,110,609

17.	OPERATING COSTS AND SALES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Operating sales	$306,078	$503,620

Operarting Costs
Personnel expenses	63,572	128,901
Fees	11,525	519
Rentals	-	22,188
Contributions and affiliations	-	-
Services	35,686	19,598
Maintenance and repair	28,311	39,928
Sundry	606	2,956

	$445,779	$717,711

18.	EXPENSES

As of December 31, 2014 and 2013 this account included the following:

	2014	2013
Operating - Administration
Personnel expenses	$116,891	$45,880
Fees	78,980	60,344

	2014	2013
Rentals	46,423	67,952
Contributions and affiliations	-	1,297
Insurance	2,148	1,865
Services	14,121	19,563
Legal expenses	7,090	7,672
Maintenance and repair	2,012	3,041
Travelling expenses	2,734	620
Depreciation	9,864	11,960
Amortization	122,625	166,895
Provisions	20,380	206,900
Sundry	4,178	5,164

	$427,447	$599,153

Operating - Sales
Personnel expenses	$13,550	$37,658
Fees	1,913	-
Taxes	8,107	9,673
Travelling expenses	-	4,194
Services	15,476	5,318
Amortization	10,792	7,817
Sundry	180	593

	$50,019	$65,253

	2014	2013
Non-operating
Financial	$142,594	$150,940
Extraordinary expenses	19	32,462
Sundry expenses	11,203	19,895

	$153,815	$203,297

19.	GOING CONCERN

As of December 31, 2014 and 2013, the Company shows Going Concern problems, due to the fact that the losses have diminished equity below 50% of the capital stock, which causes the Company to be under a dissolution causal. The company’s Management are aware of this situation, and as of this date, they are reviewing the options to solve this situation.

20.	SUBSEQUENT EVENTS

Convergence into International Financial Reporting Standards:

In conformity with the provisions of Law 1314 de 2009, Regulatory Decree 2784 of December 2012 and Decree 3024 of 2013, the Company belongs to Group 2 of financial information preparers. The Company has to elaborate the Opening Statement of Financial Position as of January 1, 2015 and the issuance of the first financial statements under International Financial Reporting Standards will be as of December 31, 2016. The instances responsible for the preparation for convergence and their adequate compliance are the Board of Directors and the Legal Representatives.

As of the date of this report, the Company is in the process of elaborating first the financial statements as of December 31, 2016; for that reason, we do not know the definitive effect on the financial statements of the first-time adoption of the International Financial Reporting Standards.